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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DOT HILL SYSTEMS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOT HILL SYSTEMS CORP.
6305 EL CAMINO REAL
CARLSBAD, CALIFORNIA 92009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 25, 2005

Dear Stockholder:

        You are cordially invited to attend the annual meeting of Stockholders of Dot Hill Systems Corp., a Delaware corporation (the "Company"). The meeting will be held on Monday, April 25, 2005 at 8:30 a.m. Pacific time at the Company's headquarters located at 6305 El Camino Real, Carlsbad, California 92009, for the following purposes:

  1.
  To elect two directors to hold office until the 2008 annual meeting of Stockholders.

  2.
  To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent registered public accounting firm, as independent auditors of the Company for its fiscal year ending December 31, 2005.

  3.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the annual meeting is March 21, 2005. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

                      By Order of the Board of Directors

                      Preston Romm
                      Secretary

Carlsbad, California
March 28, 2005

        The Dot Hill Systems Corp. 2004 Annual Report, which includes financial statements, is being mailed with this Proxy Statement. Kindly notify American Stock Transfer & Trust Company, 59 Maiden Lane, NY 10038, telephone (877) 777-0800, if you did not receive a report, and a copy will be sent to you.

          You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting or you may vote your shares on the Internet or by telephone by following the instructions on your proxy card. If your shares are held of record by a broker, a bank, or other nominee, you may be able to vote on the Internet or by telephone by following the instructions provided with your voting form. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

DOT HILL SYSTEMS CORP.
6035 EL CAMINO REAL
CARLSBAD, CALIFORNIA 92009

PROXY STATEMENT
FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2005

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of DOT HILL SYSTEMS CORP. (sometimes referred to as the "Company" or "Dot Hill") is soliciting your proxy to vote at the 2005 annual meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        We intend to mail this proxy statement and accompanying proxy card on or about March 28, 2005 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on March 21, 2005 will be entitled to vote at the annual meeting. On this record date, there were 43,793,613 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on March 21, 2005 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy in person, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on March 21, 2005 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank.

What am I voting on?

        There are two matters scheduled for a vote:

  •
  Election of two directors;

  •
  Ratification of Deloitte & Touche LLP, independent registered public accounting firm, as independent auditors of the Company for its fiscal year ending December 31, 2005.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For the other matter to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free (800) 766-9437 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 midnight, Eastern Time on April 24, 2005 to be counted.

  •
  To vote on the Internet, go to http:/ /www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 midnight, Eastern Time on April 24, 2005 to be counted.

  We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Dot Hill Systems Corp. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of March 21, 2005.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of James L. Lambert and W.R. Sauey, the nominees for director, and "For" ratification of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2005. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to Dot Hill's Secretary at 6305 El Camino Real, Carlsbad, California 92009.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year's annual meeting?

        The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2006 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is 5:00 p.m., Pacific Time, on December 2, 2005. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no earlier than December 2, 2005 nor later than the close of business on January 1, 2006. You are also advised to review the Company's bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

  •
  For the election of directors, the nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 2 ratifying the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2005 must receive a "For" vote from the majority of the shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 43,793,613 shares outstanding and entitled to vote.

        Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors. It is the Company's policy to invite nominees for director to attend the annual meeting. The nominee for election as a director at the 2004 annual meeting did not attend the 2004 annual meeting.

        The Board of Directors presently has five members. There are two directors in the class whose term of office expires in 2005, James L. Lambert and W.R. Sauey, each of whom is currently a director of the Company who was previously elected by the stockholders. If elected at the annual meeting,

Mr. Lambert and Mr. Sauey each would serve until the 2008 annual meeting and until his successor is elected and has qualified, or until his death, resignation or removal. The Company's certificate of incorporation and bylaws currently set the size of the Board at five directors. Proxies may not be voted for more than the two nominees named below.

        The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING

JAMES L. LAMBERT

        James L. Lambert, age 51, has served as the Vice-Chairman of the Board and Chief Executive Officer since August 2004. He previously served as a director and the President, Chief Operating Officer and sole Chief Executive Officer of the Company since August 2000. From the date of the Merger to August 2000, Mr. Lambert served as President, Chief Operating Officer and Co-Chief Executive Officer. A founder of Artecon, Mr. Lambert served as President, Chief Executive Officer and director of Artecon from its inception in 1984 until the Merger. Mr. Lambert currently serves as a Director of the Nordic Group of Companies, a group of privately held companies. He holds a B.S. and an M.S. in Civil and Environmental Engineering form the University of Wisconsin, Madison. Mr. Lambert is W.R. Sauey's son-in-law.

W.R. SAUEY

        W.R. Sauey, age 76, has served as a director of the Company since the Merger. From the date of the Merger until July 2000, Mr. Sauey served as Chairman of the Board of the Company. Mr. Sauey was a founder of Artecon and served as its Chairman of the Board from Artecon's inception in 1984 until the Merger. Mr. Sauey founded and serves as Chairman of the Board for a number of manufacturing companies in the Nordic Group of Companies, a group of privately-held independent companies of which Mr. Sauey is the principal shareholder. He is also a member of the World Presidents Organization (WPO) and serves on the Board of Directors of the National Association of Manufacturers (NAM) and Baraboo Bancorporation. He has been past Trustee for the State of Wisconsin Investment Board, serving until 2003. Mr. Sauey holds a M.B.A. from the University of Chicago. Mr. Sauey is James Lambert's father-in-law.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR THE ABOVE NAMED NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2006 ANNUAL MEETING

CHARLES CHRIST

        Charles Christ, age 65, joined the Company as Chairman of the Board in July, 2000. Mr. Christ also is a director of Maxtor Corporation and Agilysys, Inc. Maxtor is a supplier of hard disk drives for servers and desktop computer systems. Agilysys, Inc. is in the computer systems business. From 1997 to 1998, Mr. Christ served as President, Chief Executive Officer and a director of Symbios, Inc. (acquired by LSI Logic in 1998), a designer, manufacturer and provider of storage systems, as well as client-server integrated circuits, cell-based applications-specific integrated circuits and host adapter boards. He was Vice President and General Manager of the Components Division of Digital Equipment Corp. (DEC), where he launched and managed StorageWorks, DEC's storage division. Mr. Christ received an MBA degree from Harvard Business School, and completed his undergraduate degree earning a Bachelors in Industrial Engineering at General Motors Institute, now known as Kettering University.

NORMAN R. FARQUHAR

        Norman R. Farquhar, age 57, has served as a Director of the Company since the Merger. From April 1998 until the Merger, Mr. Farquhar was a director of Artecon. Mr. Farquhar has been the Chief Financial Officer for 3E Company, a venture-backed environmental, health & safety company since May 2003. From July 2002 he served as Chief Financial Officer for Magis Networks, Inc., a developer of semiconductors that drive powerful, wireless networks primarily for the consumer entertainment industry. Prior to that Mr. Farquhar was Chief Financial Officer of Airprime, Inc., a leading provider of high-speed CDMA wireless data and voice products for the original equipment manufacturing market since December 2001. From November 1999 to October 2001, Mr. Farquhar was Executive Vice President and Chief Financial Officer of medibuy.com, a company that provides health care-related products exclusively over the Internet. Mr. Farquhar also held senior financial executive positions with Epicor Software Corporation, a provider of integrated eBusiness software solutions; Wonderware Corporation, an industrial automation software company; and MTI Technology Corporation, a designer of system managed storage solutions. Mr. Farquhar holds a B.S. from California State University, Fullerton and an MBA from California State University, Long Beach.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2007 ANNUAL MEETING

JOSEPH MARKEE

        Joseph D. Markee, age 51, has served as a director of the Company since June 2004. Mr. Markee currently serves as Chief Executive Officer for Figure 8 Wireless Inc., a wholly owned subsidiary of Chipcon Group ASA. Figure 8 Wireless is a leading provider of software and networking solutions focused on standardized wireless communications. Prior to Figure 8, Mr. Markee was co-founder and founding chief executive officer of Copper Mountain Networks. Copper Mountain designs, develops and delivers subscriber access and broadband remote access server solutions for facilities-based carrier networks. From 1988 to 1995, Mr. Markee was co-founder and held several senior management roles at Primary Access, a remote access server company which was sold to 3Com Corporation in 1994. Mr. Markee is also a member of the Board of Directors of Copper Mountain Networks as well as Metalink, Ltd., a global provider and developer of high performance wireline and wireless broadband communication silicon solutions. Mr. Markee graduated from the University of California, Davis where he received a B.S. in Electrical Engineering and Computer Science.

INDEPENDENCE OF THE BOARD OF DIRECTORS

        As required under the Nasdaq National Market ("Nasdaq") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company's directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for James L. Lambert, the Vice-Chairman of the Board and Chief Executive Officer of the Company, and W.R. Sauey, who is Mr. Lambert's father-in-law.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        As required under new Nasdaq listing standards, the Company's independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of Dot Hill Systems Corp. at 6305 El Camino Real, Carlsbad, California 92009. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.

        The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal 2004 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
James L. Lambert
W.R. Sauey
Charles Christ	X		X		X	*
Norman R. Farquhar	X	*	X		X
Joseph Markee	X		X	*	X
Total meetings in fiscal year 2004	7		10		5

*
Committee Chairperson

        Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

AUDIT COMMITTEE

        The Audit Committee oversees the Company's corporate accounting and financial reporting process, the quality and integrity of the Company's financial statements and reports, as well as the qualifications, independence and performance of the certified public accountants engaged as the Company's independent auditors. The Audit Committee also provides oversight assistance with respect to ethical compliance programs as established by management and the Board of Directors. In connection with fulfilling these duties, the Audit Committee evaluates the performance and assesses the qualifications of the independent auditors; determines the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit and audit-related audit services; monitors the rotation of partners of the independent auditors on the Company engagement team as required by law; reviews and approves the financial statements to be included in the Company's Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the Company's quarterly financial statements. Three independent directors comprised the Audit Committee during 2004. As of December 31, 2004, the committee was comprised of Messrs. Farquhar, Christ and Markee. The Audit Committee met 7 times during 2004 and did not act by unanimous written consent. The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has determined that Mr. Farquhar is an audit committee financial expert. The Audit Committee Charter is available on the Company's website www.dothill.com.

COMPENSATION COMMITTEE

        The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company's executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company's Chief Executive Officer; and administers the Company's stock option and purchase plans, deferred compensation plans and other similar programs. Three independent directors comprised the Compensation Committee during 2004. As of December 31, 2004, the committee was comprised of Messrs. Christ, Farquhar and Markee. The Compensation Committee met 10 times during 2004 and did not act by unanimous written consent. In the opinion of the Board, the Compensation Committee members are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards) and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        The Nominating and Corporate Governance Committee oversees all aspects of the Company's corporate governance functions on behalf of the Board, including procedures for compliance with significant applicable legal, ethical and regulatory requirements that affect corporate governance; makes recommendations to the Board regarding corporate governance issues; identifies, reviews and evaluates candidates to serve as directors of the Company; serves as a focal point for communication between such candidates, non-committee directors and the Company's management; recommends candidates to the Board; and makes such other recommendations to the Board regarding affairs relating to the directors of the Company as may be needed. The Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on the Company's website www.dothill.com. During 2004, three independent directors comprised the Nominating and Corporate Governance Committee. As of December 31, 2004, the committee was comprised of Messrs. Markee, Farquhar and Christ. The Nominating and Corporate Governance Committee met 5 times during 2004 and did not act by unanimous written consent. In the opinion of the Board, the Nominating and Corporate Governance Committee members are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards) and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee considers diversity, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee meets to discuss and consider such candidates'

qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

        At this time, the Nominating and Corporate Governance Committee has not adopted a policy to consider director candidates recommended by stockholders, in part because historically no such recommendations have been made by stockholders. The Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors met 8 times during the last fiscal year. Each Board member except Mr. Markee attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Nominating and Corporate Governance Committee will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company's website.

CODE OF ETHICS

        The Company has adopted the Dot Hill Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.dothill.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

        The Audit Committee oversees the Company's corporate accounting and financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America including the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to stockholder ratification, the selection of the Company's independent auditors.

Audit Committee

Norman R. Farquhar, Chairman	Charles Christ	Joseph Markee

March 24, 2004

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2005 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. Deloitte & Touche LLP has audited the Company's financial statements since 1999. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on Proposal 3 and will have the same effect as votes cast against the ratification of the selection of Deloitte & Touche LLP. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

INDEPENDENT AUDITORS' FEES

        Audit Fees.    During the fiscal years ended December 31, 2004 and 2003, the aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the "Deloitte Entities") for the audit of the Company's annual financial statements for such fiscal years, reviews of the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q and statutory and regulatory filings or engagements were $862,250 and $497,220, respectively.

        Audit Related Fees.    During the fiscal years ended December 31, 2004 and 2003, the aggregate fees billed by the Deloitte Entities for audit-related services for the audit of the Company's 401K plan were $18,140 and $17,200, respectively.

        Tax Fees.    During the fiscal years ended December 31, 2004 and 2003, the aggregate fees billed by the Deloitte Entities for professional services rendered for tax compliance, tax advice and tax planning were $195,674 and $159,735, respectively. The nature of these services were to prepare state and federal income tax returns and extensions for returns, to respond to requests related to various state and city audits and tax-related notices, to investigate various options related to international tax planning strategies, and to assist in determining appropriate structures for foreign branches and subsidiaries.

        All Other Fees.    The aggrgate fees billed by the Deloitte Entities for all other services were $1,500 for the fiscal year ended December 31, 2004 and none for the fisal year ended December 31, 2003.

        All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES.

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Deloitte & Touche LLP. The Audit Committee's approval of the scope and fees of the engagement of the independent auditor is given on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of all non-audit services during the last fiscal year by Deloitte & Touche LLP is compatible with maintaining the auditor's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's common stock as of March 21, 2005 by:

  •
  all those known by the Company to be beneficial owners of more than five percent of its common stock;

  •
  each director and nominee for director;

  •
  each of the executive officers named in the Summary Compensation Table; and

  •
  all executive officers and directors of the Company as a group.

Beneficial Ownership(1)

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
Capital Group International, Inc.(2) 11100 Santa Monica Blvd. Los Angeles, CA 90025	3,436,700	7.9%
Essex Investment Management Company, LLC 125 High Street, 29th Floor Boston, MA 02110	4,608,636	9.8%
Officers & Directors
W.R. Sauey(3)	1,793,695	4.1%
James L. Lambert(4)	1,307,034	3.0%
Dana W. Kammersgard(5)	575,316	1.3%
Preston Romm(6)	276,482	*
Norman R. Farquhar(7)	100,750	*
Charles Christ(8)	125,917	*
Joseph Markee	0	*
All executive officers and directors as a group (7 persons)	4,179,194	8.9%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned unless otherwise provided in a footnote. Applicable percentages are based on 46,982,667 shares outstanding on March 21, 2005, including adjustments as required by rules promulgated by the SEC.

(2)
Includes 3,126,000 shares beneficially owned by Capital Guardian Trust Company, a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended. Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the shares reported herein, including Capital Guardian Trust Company.

(3)
Includes (i) 429,703 shares held by Flambeau Inc. and 33,866 shares held by Seats, Inc. Mr. Sauey is Chairman of the Board and the principal stockholder of Flambeau Inc. and Seats, Inc. Mr. Sauey disclaims beneficial ownership of all the above-listed shares, except to the extent of his pecuniary or pro rata interest in such shares. Also includes options to purchase 128,750 shares exercisable within 60 days of March 21, 2005.

(4)
Includes (i) 935,072 shares held jointly with Pamela Lambert, the spouse of Mr. Lambert, (ii) 1,440 shares held by Pamela Lambert, (iii) 66 shares held by Mr. Lambert's daughter, (iv) 1,332 shares held by the James Lambert IRA, and (v) options to purchase 369,124 shares exercisable within 60 days of March 21, 2005.

(5)
Includes (i) 218 shares held by Lisa Kammersgard, the spouse of Mr. Kammersgard, as to which shares Mr. Kammersgard disclaims beneficial ownership, and (ii) options to purchase 224,582 shares exercisable within 60 days of March 21, 2005.

(6)
Includes (i) 400 shares held by Joseph and Neva Romm Family Trust, as to which Mr. Romm is co-trustee and (ii) options to purchase 273,082 shares exercisable within 60 days of March 21, 2005.

(7)
Includes options to purchase 100,750 shares exercisable within 60 days of March 21, 2005.

(8)
Includes options to purchase 125,917 shares exercisable within 60 days of March 21, 2005. Does not include 640,000 shares held by Maxtor Corporation, of which Mr. Christ is a director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMPENSATION OF DIRECTORS

        Each non-employee director of the Company excluding the Chairman receives an annual fee of $16,000 plus an additional $2,000 for each scheduled regular meeting of the Board attended in person or an additional $1,000 for each scheduled regular meeting of the Board attended via telephone. The Chairman receives an annual fee of $48,000 plus an additional $2,000 for each scheduled regular meeting of the Board attended in person or an additional $1,000 for each scheduled regular meeting of the Board attended via telephone. Members of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors also receive additional fees for each committee meeting attended. For each committee meeting attended in person, the additional fee is $1,250 for the Committee Chairman and $1,000 for the other committee members. For each committee meeting attended via telephone, the additional fee is $750 for the Chairman and $500 for the other committee members. During the fiscal year ended December 31, 2004, the total compensation paid to non-employee directors was $216,639. All members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board and committee meetings in accordance with Company policy.

        Each non-employee director of the Company also receives stock option grants under the 2000 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

        Option grants under the Directors' Plan are non-discretionary. Each person who is elected or appointed as a director and who, for at least one year preceding such election or appointment, has at no time served as a non-employee director, is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 50,000 shares of common stock of the Company as of the date of such election or appointment. In addition, as of the date of the annual meeting each year, each member of the Company's Board of Directors who is not an employee of the Company and has served as a non-employee director for at least four months is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 10,000 shares of common stock of the Company. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan may not be less than 100% of the fair market value of the common stock subject to the option on the date of the option grant. Options granted under the Directors' Plan become exercisable, or vest, over four years during the optionholder's service as a director of the Company and any subsequent employment of the optionholder by, and/or service by the optionholder as a consultant to, the Company or an affiliate (collectively, "service"). With respect to any grant of options, 25% of such options vest after one year of service and the remainder vest monthly over 36 months. Options granted under the Directors' Plan permit exercise prior to vesting, but in such event, the optionholder is required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionholder's service terminate. The term of options granted under the Directors' Plan is ten years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

        During 2004, the Company granted options under the Directors' Plan covering 10,000 shares to each of the four non-employee directors of the Company as of the 2004 annual meeting, at an exercise price of $7.44 per share. The fair market value of the Company's common stock on the date of grant was $7.44 per share (based on the closing sales price reported on the Nasdaq National Market on the day preceding the date of grant). During June 2004, the Company granted a new director options to purchase 50,000 shares of common stock under the Directors' Plan at an exercise price of $9.98, which is equal to the fair market value of the Company's stock on the date of grant. As of December 31, 2004, 49,667 options had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

        The following table shows for the fiscal years ended December 31, 2004, 2003 and 2002, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer during 2004 and, its other two most highly compensated executive officers at December 31, 2004 (the "Named Executive Officers"):

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Securities Underlying Options (#)	All Other Compensation ($)
James L. Lambert Chief Executive Officer	2004 2003 2002	395,058 350,000 350,000	131,022 1,270,074 —	— — —	100,000 150,000 —	— — —
Dana W. Kammersgard President	2004 2003 2002	349,269 297,692 264,423	125,961 779,506 —	— — —	300,000 50,000 —	— — —
Preston Romm Chief Financial Officer, Treasurer and Secretary	2004 2003 2002	232,404 199,331 185,500	54,694 488,692 —	— — —	40,000 100,000 —	— — —

Stock Option Grants And Exercises

        The Company grants options to its executive officers under its Equity Incentive Plan. As of March 21, 2005, options to purchase a total of 4,585,133 shares were outstanding under the Equity Incentive Plan and options to purchase 179,142 shares remained available for grant thereunder. All options granted under the Equity Incentive Plan expire ten years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. These options become exercisable in full four years from the date of grant. To the extent exercisable at the time of employment termination, these options may be exercised for an additional 60 days.

        For the fiscal year ended December 31, 2004, 440,000 options were granted to the Named Executive Officers. The following table shows options exercised during 2004, and held as of December 31, 2004, by the Named Executive Officers.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
James L. Lambert	100,000	22.7	15.15	01/01/14	952,775	2,414,520
Dana W. Kammersgard	50,000	11.4	15.15	01/01/14	476,388	1,207,210
Dana W. Kammersgard	250,000	56.8	6.25	11/01/14	982,648	2,490,223
Preston Romm	40,000	9.1	15.15	01/01/14	381,110	965,808

AGGREGATED OPTION EXERCISES IN FISCAL 2004, AND VALUE OF OPTIONS AT END OF FISCAL 2004

			Unexercised Options at Fiscal Year-End(#)(2)(3)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(2)(4)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James L. Lambert	—	—	313,916	202,083	1,258,556	504,306
Dana W. Kammersgard	—	—	194,374	340,625	956,663	607,712
Preston Romm	—	—	244,333	106,666	950,530	271,570

(1)
Value realized is based on the fair market value of the Company's common stock on the date of exercise minus the exercise price (or the actual sales price if the shares were sold by the optionee simultaneously with the exercise) without taking into account any taxes that may be payable in connection with the transaction.

(2)
Reflects shares vested and unvested at December 31, 2004. Certain options granted under the Equity Incentive Plan and the Directors' Plan are immediately exercisable, but are subject to the Company's right to repurchase unvested shares on termination of employment.

(3)
Includes both in-the-money and out-of-the-money options.

(4)
Calculated based on the fair market value of the Company's common stock on December 31, 2004 ($7.84) less the exercise or base price. Excludes out-of-the-money options.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

        In August 1999, the Company entered into employment contracts with James Lambert and Dana Kammersgard that currently provide for base salaries in the amounts of $385,000 and $330,000, respectively. These employment contracts may be terminated at the option of either the Company or the employee "for cause" or, upon 30 days written notice, for convenience and "without cause." If the Company terminates for convenience, the employee is entitled to a severance payment equal to the employee's then-current annual base salary. In addition, following termination of employment other than due to death or disability, the Company may hire the employee as a consultant for a period of one year at a cost of 25% of the employee's then-current annual base salary, during which period the employee may not engage in any business activities that directly compete with the business of the Company. The agreements also provide for indemnification of the employees, non-disclosure of confidential or proprietary Company information and health and dental insurance for the employee, his spouse and his children under the age of 21.

        In November 1999, the Company and Preston Romm executed an employment offer letter pursuant to which Mr. Romm became the Chief Financial Officer of the Company. Mr. Romm's employment agreement currently provides for a base salary of $225,500. Mr. Romm's employment agreement may be terminated by the Company or Mr. Romm at will. The agreement also provides for non-disclosure of confidential or proprietary Company information and health and dental insurance for Mr. Romm, his spouse and his children under the age of 21.

        Effective August 23, 2001, the Company entered into change of control agreements with Messrs. Lambert, Kammersgard and Romm. Under Mr. Lambert's change of control agreement, in the event of an acquisition of the Company or similar corporate event, Mr. Lambert's then remaining unvested stock and options will become fully vested and he will be entitled to a lump sum cash payment equal to 150% of his annual base salary then in effect, reduced by any severance payments payable under his employment agreement. Mr. Kammersgard's change of control agreement provides that if Mr. Kammersgard's employment with the Company is terminated, other than for cause, in connection with an acquisition of the Company or similar corporate event, Mr. Kammersgard's then remaining unvested stock and options will become fully vested and he will be entitled to a lump sum cash payment equal to 125% of his annual base salary then in effect, reduced by any severance payments payable under his employment agreement. Mr. Romm's change of control agreement provides that, in the event of an acquisition of the Company or similar corporate event, Mr. Romm's then remaining unvested stock and options will become fully vested and he will be entitled to a lump sum cash payment equal to 125% of his annual base salary then in effect.

        Effective January 1, 2004, the Compensation Committee of the Board of Directors adopted the Company's 2004 executive compensation plan (the "2004 Plan") for Messrs. Lambert, Kammersgard and Romm for the year 2004. The 2004 Plan provides for base salary in the amount of $385,000, $330,000 and $225,000, respectively, for Messrs. Lambert, Kammersgard and Romm. Except with respect to base salaries, the terms of the 2004 Plan are in addition to the terms of such officer's employment agreements. The 2004 Plan provides for annual performance bonuses for participating executive officers determined in accordance with objective and subjective criteria which will be established by the Compensation Committee during 2004.

        On February 3, 2005, the Chairman of the Compensation Committee approved the 2005 Executive Compensation Plans (the "2005 Compensation Plans") for the Company's Chief Executive Officer, James Lambert, President, Dana Kammersgard, and Chief Financial Officer, Preston Romm. Under the 2005 Compensation Plans, the Company's Chief Executive Officer, President and Chief Financial Officer are eligible to receive bonuses in an amount to be calculated in accordance with the terms of their respective 2005 Compensation Plan and dependent on the satisfaction of certain conditions relating to the Company's revenues. In the case of the Chief Executive Officer, the target bonus is 80% of the Chief Executive Officer's base salary. In the case of the President, the target bonus is 70% of the President's base salary. In the case of the Chief Financial Officer, the target bonus is 50% of the Chief Financial Officer's base salary. In addition, the 2005 Compensation Plans include base annual salary increases for Mr. Lambert, from a base annual salary of $385,000 to $400,000, and for Mr. Romm, from a base annual salary of $225,000 to $247,000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)

        The Compensation Committee of the Board of Directors (the "Committee") is composed of independent directors. The Committee is responsible for establishing and administering compensation arrangements with the Company's executive officers. The Committee annually evaluates the performance, and determines the compensation of, the Chief Executive Officer ("CEO") and the other executive officers of the Company based upon a mix of the achievement of corporate goals, individual performance and comparisons with other companies in the storage industry.

COMPENSATION OBJECTIVES AND IMPLEMENTATION

        The objectives of the Company's executive compensation arrangements are to attract, motivate and retain the services of key management and to align the interests of its executives with those of the Company's stockholders. The Committee endeavors to accomplish these by:

  •
  Establishing compensation arrangements that are adequate to attract, motivate and retain the services of key management personnel and that deliver compensation commensurate with the Company's performance, as measured against the achievement of operating, financial and strategic objectives and taking into account competitive compensation practices in the industry.

  •
  Providing significant equity-based incentives for executives to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as owners rather than solely as employees.

  •
  Rewarding executives if stockholders receive an above-average return on their investment over the long term.

COMPENSATION MIX AND MEASUREMENT

        A portion of the Company's annual executive compensation program is determined on the basis of corporate performance. The Company's current executive compensation mix generally consists of an annual base salary, which in the Committee's opinion is adequate under the circumstances to retain the services of the executive, a cash bonus based on Company and individual performance and stock options that are intended to provide long-term incentives tied to increases in the value of the Company's common stock and bonuses based on individual performance.

SALARY

        The Committee establishes the annual base salary for the executive officers in line with their responsibilities and with external market practices. To provide the Committee with more information for making compensation comparisons, the Company obtains and considers, from time to time, third party, nationally recognized surveys that include a broader group of companies than those companies included in the peer groups shown on the Company's Performance Measurement Comparison Graph. Based on such surveys, the Committee generally seeks to establish executive officer salaries in the mid-range as compared to other surveyed companies. When setting each officer's compensation, the Committee also considers the level of responsibility, experience, individual contributions and performance, and overall Company performance. The 2004 compensation of the Company's executive officers was set by the Committee after consideration of the factors discussed above.

ANNUAL BONUSES

        Annual bonuses are awarded to the Company's executives in accordance with the executive compensation plan for the year as established by the Committee. The Company's 2004 executive compensation plan provided for performance bonus targets, at plan, ranging from 50% to 70% of base salary. 70% of the target performance bonus is to be calculated based on the level to which specified revenue and net income goals were reached or exceeded during the course of the year, 10% is to be based on subjective evaluation of working capital and cash flow management and the remaining 20% is to be based on a subjective evaluation of individual performance. Under the Company's 2005 Executive Compensation Plans, the Chief Executive Officer, President and Chief Financial Officer are eligible to receive bonuses in an amount to be calculated in accordance with the terms of their respective plan and dependent on the satisfaction of certain conditions relating to the Company's revenues. The target bonuses are 80% of the Chief Executive Officer's base salary, 70% of the President's base salary and 50% of the Chief Financial Officer's base salary.

LONG-TERM INCENTIVES

        Long-term incentives are provided to executives through the Equity Incentive Plan. Grants under the Equity Incentive Plan generally have a term of 10 years and are tied to the market valuation of the Company's common stock, thereby providing an additional incentive for executives to build stockholder value. In addition, grants are generally subject to vesting over four years, with vesting tied to continued employment. Executives receive value from this plan only if the Company's common stock appreciates accordingly. This component is intended to retain and motivate executives to improve long-term stock market performance. Additional long-term incentives are provided through the Company's 2000 Amended and Restated Employee Stock Purchase Plan in which all eligible employees may invest up to 15% of their annual compensation. In November 2004, the Committee granted options to purchase 250,000 shares of common stock to Mr. Kammersgard, effective November 1, 2004. In addition in January 2005, the Committee granted options to purchase 245,000, 80,000 and 90,000 shares of common stock to Messrs. Lambert, Kammersgard and Romm, effective January 31, 2005.

        The Committee subjectively determines option grant levels to executive officers after considering the practices of other, similar companies based on information from the surveys referred to above. The Committee generally targets stock option awards that result in equity positions in the mid range relative to other surveyed companies. In making stock option award determinations, the Committee considers the amount and terms (such as vesting) of options and restricted stock held by each executive officer, the overall performance of the Company, as well as the level of responsibility, experience, individual contributions and performance of each executive officer.

LIMITATION ON DEDUCTION OF COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS

        Section 162(m) of the Internal Revenue Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Internal Revenue Code. The Committee has determined that stock options granted under the Equity Incentive Plan with an exercise price at least equal to the fair market value of the Company's common stock on the date of grant shall be treated as "performance-based compensation."

CHIEF EXECUTIVE OFFICER COMPENSATION

        The Committee uses the same procedures described above for all executive officers in setting annual salary, annual performance bonus and long-term incentives awards for the CEO. Based on the Committee's assessment of data from the surveys referred to above and taking into account the CEO's individual and Company accomplishments during 2004, in January 2005 the Committee granted the CEO a stock option to purchase 245,000 shares of common stock, effective January 31, 2004, with a per share exercise price equal to the closing price of the Company's common stock on the Nasdaq National Market on the day preceding the effective date of the grant, and in February 2005 the Committee determined that the CEO's annual base salary would be increased to $400,000 for 2005, effective January 1, 2005.

COMPENSATION COMMITTEE

Joseph Markee, Chairman	Norman R. Farquhar	Charles Christ

March 24, 2005

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        As noted above, during 2004 the Company's Compensation Committee consisted of three independent directors, Messrs. Christ, Farquhar and Markee, none of whom has ever been an officer or employee of the Company or any of its subsidiaries, or had any relationship requiring disclosure under this caption.

PERFORMANCE MEASUREMENT COMPARISON(1)

        The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 1999 for (i) the Company's common stock, (ii) the Standards & Poor's 500 Index (the "S&P 500") and (iii) the common stock of a group of peer issuers. The group of peer issuers consists of eleven companies with common stock that is publicly traded and which operate in the computer data storage industry: Advanced Digital Info Corp., Auspex Sys Inc., Ciprico, Inc., EMC Corp., MTI Technology Corp., Network Appliance, Inc., nStor, Overland Data, Inc., Procom Technology Inc., Storage Computer Corp. and Storage Technology. In 2000, the Company compared itself to eleven companies, those listed above plus Exabyte and less nStor. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

COMPARISON OF 60 MONTH CUMULATIVE TOTAL RETURN*
AMONG DOT HILL SYSTEMS CORP., THE S & P 500 INDEX,
AND A PEER GROUP

  * $100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

  Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Dot Hill Systems Corp. stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Kirsten Garvin, Dot Hill Systems Corp., 6305 El Camino Real, Carlsbad, California 92009 or contact Ms. Garvin at (760) 476-3811. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      Preston Romm
                       Secretary

March 28, 2005

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2004 is available without charge upon written request to: Corporate Secretary, Dot Hill Systems Corp., 6305 El Camino Real, Carlsbad, California 92009.

DOT HILL SYSTEMS CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 25, 2005

The undersigned hereby appoints James Lambert and Preston Romm, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Dot Hill Systems Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Dot Hill Systems Corp. to be held at 6305 El Camino Real, Carlsbad, California on Monday, April 25, 2005, at 8:30 a.m. (Pacific time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, and with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(continued and to be signed on other side)

ANNUAL MEETING OF STOCKHOLDERS OF

DOT HILL SYSTEMS CORP.
April 25, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

^ Please detach along perforated line and mail in the envelope provided. ^

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
Proposal 1: To elect two directors, James L. Lambert and W.R. Sauey, to hold office until the 2008 Annual Meeting.			Proposal 2: To ratify the selection of Deloitte & Touche LLP as independent auditors of Dot Hill for its fiscal year ending December 31, 2005.	☐	☐	☐
NOMINEES:
☐	FOR THE NOMINEES	☐ James L. Lambert ☐ W.R. Sauey
☐	WITHHOLD AUTHORITY FOR THE NOMINEES		Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for an individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder                                                           Date:                  Signature of Stockholder                                                           Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

DOT HILL SYSTEMS CORP.
April 25, 2005

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.
—OR—
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
—OR—
INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.
COMPANY NUMBER ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

^ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ^

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
Proposal 1: To elect two directors, James L. Lambert and W.R. Sauey, to hold office until the 2008 Annual Meeting.			Proposal 2: To ratify the selection of Deloitte & Touche LLP as independent auditors of Dot Hill for its fiscal year ending December 31, 2005.	☐	☐	☐
NOMINEES:
☐	FOR THE NOMINEES	☐ James L. Lambert ☐ W.R. Sauey
☐	WITHHOLD AUTHORITY FOR THE NOMINEES		Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for an individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder                                                           Date:                  Signature of Stockholder                                                           Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR THE ABOVE NAMED NOMINEES.
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2 .
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Stock Option Grants And Exercises
AGGREGATED OPTION EXERCISES IN FISCAL 2004, AND VALUE OF OPTIONS AT END OF FISCAL 2004
EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
DOT HILL SYSTEMS CORP.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2005
ANNUAL MEETING OF STOCKHOLDERS OF
ANNUAL MEETING OF STOCKHOLDERS OF
PROXY VOTING INSTRUCTIONS